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================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 Current Report

                          ----------------------------

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) November 7, 2002

                          ----------------------------

                                GATX Corporation
             (Exact Name of Registrant as Specified in its Charter)



           New York                     1-2328                  36-1124040
(State or other jurisdiction    (Commission file number)     (I.R.S. employer
      of incorporation)                                   identification number)



                             500 West Monroe Street,
                          Chicago, Illinois 60661-3676
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (312) 621-6200

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ITEM 5.  OTHER EVENTS

ON NOVEMBER 7, 2002, GATX CORPORATION ISSUED THE FOLLOWING PRESS RELEASE:

GATX RAIL COMPLETES SECOND PHASE OF NEW CAR ORDER PROGRAM

         CHICAGO, November 7 -- GATX Rail today announced that is has ordered a total of 5,000 railcars from Trinity Industries, to be delivered evenly over the next five years. This order completes GATX's previously announced 7,500 car, five-year railcar purchase program. In October, GATX Rail signed an agreement with Union Tank Car Company for the supply of 2,500 cars to be delivered evenly over the next five years. GATX expects that this purchase program will provide high quality, modern railcars to meet the needs of its customers and to replace cars retired from its existing fleet.

         Under terms of the agreement with Trinity, GATX will purchase 1,000 cars from Trinity Industries in each of the next five years, to be manufactured and configured according to strict GATX Rail specifications.

         David M. Edwards, president of GATX Rail, stated, "Our company is focused on providing superior service and high quality equipment to our customers. Completing this railcar purchase program allows GATX to enhance its market-leading position in tank and freight cars through the acquisition of new railcars at very attractive pricing."

        Clifford J. Porzenheim, senior vice president of fleet management at GATX Rail, stated, "We are excited to begin a new chapter in our relationship with Trinity Industries. GATX Rail offers one of North America's largest, most diverse lease fleets of railcars to its customers, and our position is strengthened through this long-term supply agreement with Trinity. With GATX's purchase program now in place, it is expected that additional cars, if justified by demand, will be ordered from any of GATX's six North American railcar suppliers."



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Page 2

GATX RAIL

GATX Rail is a division of GATX Financial Corporation, a wholly owned subsidiary of GATX Corporation (NYSE: GMT). GATX is a specialized finance and leasing company combining asset knowledge and services, structuring expertise, partnering and risk capital to serve customers and partners worldwide. GATX specializes in railcar and locomotive leasing, aircraft operating leasing, information technology leasing, venture finance and diversified finance.

FOR FURTHER INFORMATION CONTACT:
Robert C. Lyons
GATX Corporation
312-621-6633

Investor, corporate, financial, historical financial, photographic and news release information may be found at www.gatx.com.


                                      -30-

(11-07-02)







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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                        GATX CORPORATION
                                                 -------------------------------
                                                          (Registrant)

                                                        /s/ Brian Kenney
                                                 -------------------------------
                                                        Brian A. Kenney
                                                   Senior Vice President and
                                                    Chief Financial Officer
                                                   (Duly Authorized Officer)



Date:  November 7, 2002